                                                                   EXHIBIT 10.32

                       AMENDMENT NO. 3 TO LOAN AGREEMENT

     This Amendment No. 3 to Loan Agreement (this "Amendment"), dated as of April 26, 2001, is entered into with reference to the Loan Agreement (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement") dated as of November 29, 1999 currently among Apio, Inc., a Delaware corporation (successor by merger and name change to Bush Acquisition Corporation, a Delaware corporation) ("Borrower"), each lender from time to time a party thereto (each a "Lender" and collectively, the "Lenders"), Bank of America, N. A., as Issuing Lender, and Bank of America, N. A., as Administrative Agent (in such capacity, the "Administrative Agent"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement. Section references herein relate to the Loan Agreement unless otherwise stated.

     The parties hereto hereby agree as follows:

     1. SECTION 1.1 - DEFINITION OF "BASE MARGIN". The definition of "BASE MARGIN" contained in SECTION 1.1 of the Loan Agreement is hereby amended in full to read as follows:

          "BASE MARGIN" means, for each Pricing Period, the interest rate margin set forth below opposite the Pricing Level for that Pricing Period:

          Pricing Level       Base Rate Margin
          -------------       ----------------
               I              0.25%
               II             0.75%
               III            1.25%

     2. SECTION 1.1 - DEFINITION OF "BORROWING BASE AUGMENTATION AMOUNT". The definition of "BORROWING BASE AUGMENTATION AMOUNT" contained in SECTION 1.1 is hereby amended in full to read as follows:

          "BORROWING BASE AUGMENTATION AMOUNT" means for the fiscal period from and including April 23, 2001 to and including July 31, 2001, $4,000,000."

     3. SECTION 1.1 - DEFINITION OF "EURODOLLAR MARGIN". The definition of "EURODOLLAR MARGIN" contained in SECTION 1.1 of the Loan Agreement is hereby amended in full to read as follows:

          "EURODOLLAR MARGIN" means, for each Pricing Period, with respect to
     (a) the outstanding principal amount of Term Loans and (b) the outstanding principal amount of Revolving Loans, the interest rate margin set forth below opposite the Pricing Level for that Pricing Period:

          Pricing Level       Eurodollar Margin
          -------------       -----------------
               I                   1.75%
               II                  2.50%
               III                 3.25%

     4. SECTION 1.1 - DEFINITION OF FIXED CHARGE COVERAGE RATIO: The definition of "FIXED CHARGE COVERAGE RATIO" contained in SECTION 1.1 of the Loan Agreement is hereby amended in full to read as follows:

          "FIXED CHARGE COVERAGE RATIO" means, as of the last day of each Fiscal Quarter, for the four Fiscal Quarter period then ending, the RATIO of (a) the SUM OF (i) EBITDA for period MINUS (ii) Capital Expenditures (net of any Indebtedness constituting purchase money incurred to finance those Capital Expenditures) for such period, MINUS (iii) income taxes payable in cash for such period, MINUS (iv) Tax Gross-Up's for such period, MINUS (v) Management Fee Distributions to the extent paid in cash during such period TO (b) Fixed Charges for such period, PROVIDED that as of the last day of the Fiscal Quarters ending July 31, 2000 and October 31, 2000, the Fixed Charge Coverage Ratio shall be calculated for the period since the Closing Date.

     5. SECTION 1.1 - DEFINITION OF "REVOLVING COMMITMENT". The definition of "REVOLVING COMMITMENT" contained in SECTION 1.1 of the Loan Agreement is hereby amended in full to read as follows:

          "REVOLVING COMMITMENT" means the commitment by Lenders to make Revolving Loans to Borrower in an aggregate principal amount, subject to
     SECTION 2.8, not to exceed $12,000,000; PROVIDED, HOWEVER, that effective as of August 1, 2001, the Revolving Commitment shall be permanently reduced to $10,000,000.

     6. SECTION 3.16 - BORROWING BASE AUGMENTATION FEE. A new SECTION 3.16 is hereby added to the Loan Agreement to read as follows:

        "3.16 BORROWING BASE AUGMENTATION FEE. Monthly, in arrears, commencing on June 1, and continuing on the first day of each month thereafter until the Borrowing Base Augmentation Amount has been reduced to zero, Borrower shall pay to the Administrative Agent for the account of the Lenders in accordance with their Pro Rata Shares, prorated on an annualized basis, an amount equal to one percent (1.00%) TIMES the Borrowing Base Augmentation Amount."

     7. SECTION 6.18 - MAXIMUM CAPITAL EXPENDITURES. The maximum amount of Capital Expenditures for the Fiscal Year ending October 31, 2001, shall be increased as follows:

          (a) effective as of the date that the Borrower shall have provided to the Agent, in form and substance satisfactory to the Requisite Lenders, evidence that Borrower has obtained financing for its business system upgrade,

     Borrower shall be permitted an additional $1,200,000 of Capital Expenditures; provided, however, that such Capital Expenditures shall only be made with respect to such business system upgrade;

          (b) effective as of the date that the Borrower shall have provided to the Agent, in form and substance satisfactory to the Requisite Lenders, evidence that Borrower has obtained financing for its "value-added facility", Borrower shall be permitted an additional $1,200,000 of Capital Expenditures; provided, however, that such Capital Expenditures shall only be made with respect to such "value-added facility";

          (c) in no event shall the aggregate Capital Expenditures made in the Fiscal Year ending October 31, 2001 exceed, inclusive of any permitted carryover from the Fiscal Year ending October 31, 2000 (i) $4,500,000 if only the condition set forth in paragraph (a) above is satisfied, (ii) $4,500,000 if only the condition set forth in paragraph (b) above is satisfied, and (iii) $5,700,000 if the conditions set forth in both paragraph (a) and (b) above are satisfied.

     8. SECTION 6.12 - LEVERAGE RATIO. SECTION 6.12 is hereby amended such that the maximum ratio for the second Fiscal Quarter of the 2000/2001 Fiscal Year (i.e.: the 13 week Fiscal Quarter ending nearest to April 30, 2001) shall not exceed 3.00:1.00.

     9. SECTION 6.16 - CURRENT RATIO. SECTION 6.16 is hereby amended such that the ratio described therein for the second Fiscal Quarter of the 2000/2001 Fiscal Year (i.e.: the 13 week Fiscal Quarter ending nearest to April 30, 2001) shall not be less than 0.75:1.00.

     10. SECTION 6.17 - PROFITABILITY. The provisions of SECTION 6.17 are hereby suspended, and the Borrower shall not be required to comply therewith, for the first two Fiscal Quarters of the 2000/2001 Fiscal Year (i.e.: the 26 week fiscal period ending nearest April 30, 2001); PROVIDED, HOWEVER, that Borrower shall be required to comply with the provisions of SECTION 6.17 for the third Fiscal Quarter of the 2000/2001 Fiscal Year (i.e.: profitability of less than zero for the second and third Fiscal Quarters of the 2000/2001 Fiscal Year shall constitute an Event of Default).

     11. EXHIBIT B - BORROWING BASE CERTIFICATE. Each of the parties hereto agrees that for purposes of the Borrowing Base Augmentation Amount as set forth in the Borrowing Base Certificate, such amount shall be as set forth in SECTION 5 of this Amendment and that other than this reference, no further amendment shall be required with respect to such Borrowing Base Certificate.

     12. EXHIBIT C - COMPLIANCE CERTIFICATE. Each of the parties hereto agrees that the Compliance Certificate set forth on EXHIBIT C to the Loan Agreement shall be amended in full as set in ANNEX II to this Amendment.

     13. EFFECTIVENESS. This Amendment shall become effective on such date (the "Effective Date") as the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and the Lenders, (a) duly executed counterparts of this Amendment, (b) duly executed counterparts of ANNEX I attached hereto, signed by each Party thereto, and (c) for the account of the Lenders in accordance with their Pro Rata Shares, an amendment fee in the amount of $25,000.

     14. REPRESENTATIONS AND WARRANTIES. Except (i) for representations and warranties which expressly relate to a particular date or which are no longer true and correct as a result of a change permitted by the Loan Agreement or the other Loan Documents or (ii) as disclosed by Borrower and approved in writing by the Requisite Lenders, the Borrower hereby represents and warrants that each representation and warranty made by Borrower in ARTICLE 4 of the Loan Agreement (other than SECTIONS 4.6 (first sentence), 4.11, and 4.18) are true and correct as of the date hereof as though such representations and warranties were made on and as of the date hereof. Without in any way limiting the foregoing, Borrower represents and warrants to the Administrative Agent and the Lenders that no Default or Event of Default has occurred and remains continuing or will result from the consents, waivers, amendments or transactions set forth herein or contemplated hereby.

     15. CONFIRMATION. In all respects, the terms of the Loan Agreement and the other Loan Documents, in each case as amended hereby or by the documents referenced herein, are hereby confirmed.





                      [THIS SPACE INTENTIONALLY LEFT BLANK-
                            SIGNATURE PAGE TO FOLLOW]

     IN WITNESS WHEREOF, Borrower, the Administrative Agent and the Lenders have executed this Agreement as of the date first set forth above by their duly authorized representatives.

                                   APIO, INC., a Delaware corporation (successor by merger and name change to Bush Acquisition Corporation, a Delaware corporation)



                                   By: /s/ GARY T. STEELE
                                       ---------------------------------------
                                       Name: Gary T. Steele
                                       Title: Chairman of the Board


                                   BANK OF AMERICA, N. A., as Administrative
                                   Agent, Issuing Lender and sole Lender



                                   By: /s/ JOHN PLECQUE
                                       ---------------------------------------
                                       John Plecque, Senior Vice President

                           ANNEX I TO AMENDMENT NO. 3
                           --------------------------

               CONSENT AND REAFFIRMATION OF GUARANTOR AND PLEDGOR

     The undersigned guarantor and pledgor hereby consents to the execution, delivery and performance by Borrower and the Administrative Agent of the foregoing Amendment No. 3 to Loan Agreement ("Amendment No. 3"). In connection therewith, the undersigned expressly and knowingly reaffirms its liability under each of the Loan Documents to which it is a Party and expressly agrees (a) to be and remain liable under the terms of each such Loan Document and (b) that it has no defense, offset or counterclaim whatsoever against the Administrative Agent or the Lenders with respect to any such Loan Document.

     The undersigned further agrees that each Loan Document to which it is a Party shall remain in full force and effect and is hereby ratified and confirmed.

     The undersigned further agrees that the execution of this Consent and Reaffirmation of Guarantor and Pledgor is not necessary for the continued validity and enforceability of any Loan Document to which it is a Party, but is executed to induce the Administrative Agent and the Lenders to approve of and otherwise enter into the Amendment No. 3.

     IN WITNESS WHEREOF, each of the undersigned, intending to be legally bound hereby, has caused this Consent and Reaffirmation of Guarantor and Pledgor to be executed as of April 26, 2001.

LANDEC CORPORATION, a California
corporation


By: /s/ GARY T. STEELE
    ------------------------------------
    Name: Gary T. Steele
    Title: President and CEO

                                    ANNEX II
                                    --------

                                    EXHIBIT C
                                    ---------

                             COMPLIANCE CERTIFICATE
                             ----------------------

                                   EXHIBIT C
                                   ---------

                             COMPLIANCE CERTIFICATE
                             ----------------------

     This COMPLIANCE CERTIFICATE (this "Certificate") is delivered with reference to that certain Loan Agreement dated as of November 29, 1999 by and among Bush Acquisition Corporation, a Delaware corporation (" Borrower"), the lenders from time to time party thereto (the "Lenders"), and Bank of America, N. A., as Administrative Agent for the Lenders (as amended, extended, renewed, supplemented or otherwise modified from time to time, the "Loan Agreement"). Terms defined in the Loan Agreement and not otherwise defined in this Certificate shall have the meanings defined for them in the Loan Agreement. Section references herein relate to the Loan Agreement unless stated otherwise.

     This Certificate is delivered in accordance with Section 7.2 of the Loan Agreement by a Senior Officer of Borrower. This Certificate is delivered with respect to the Fiscal Quarter (the "Test Fiscal Quarter") ended ______________, _____ (the "Determination Date").

I. SECTION 6.11 - NET WORTH. As of the Determination Date, beginning April 30, 2000, the Net Worth of Borrower and its Subsidiaries was $__________.

              Minimum Required:    $________ (as calculated below)

     MINIMUM REQUIRED NET WORTH IS CALCULATED AS FOLLOWS:

     (a) $19,125,000                                                $19,125,000

     PLUS (b) 75% of cumulative Net Income of Borrower and
     its Subsidiaries for each Fiscal Quarter which has then
     ended since the Closing Date (including the stub
     financial period beginning on the Closing Date and
     ending on January 31, 2000) and without deduction for
     any net loss during any such Fiscal Quarter and each
     Fiscal Quarter thereafter                                        $________

     PLUS (c) 100% of the Net Cash Proceeds to Borrower of
     the issuance of any equity securities by Borrower (or
     any holding company for any capital stock of Borrower
     since the Closing Date)                                         $_________

     EQUALS minimum required Net Worth [(a)+(b)+(c)]                 $_________

II. SECTION 6.12 - LEVERAGE RATIO. As of the Determination Date, beginning October 31, 2000, the Leverage Ratio (as calculated below) was ___:1.00.

          MAXIMUM PERMITTED:    _______:1.00(1)

THE LEVERAGE RATIO WAS COMPUTED AS FOLLOWS:

     (a) Total Funded Debt of Borrower and its Subsidiaries
     as of the Determination Date (as calculated below)              $_________

     DIVIDED BY (b) EBITDA of Borrower and its Subsidiaries
     for the four Fiscal Quarter period then ended (in the
     case of the four fiscal quarter period ending October
     31, 2000, including the pre-merger results of Borrower
     and its Subsidiaries) (the "TEST PERIOD") (as
     calculated below)                                               $_________

     EQUALS LEVERAGE RATIO [(a)/(b)]                         ___:1.00


TOTAL FUNDED DEBT OF BORROWER AND ITS SUBSIDIARIES -- COMPONENT CALCULATIONS

     In the above computation, Total Funded Debt of Borrower and its Subsidiaries as of the Determination Date is (without duplication) the SUM OF the following: determined on a consolidated basis for Borrower and its Subsidiaries, (2)

     (a) all outstanding principal Indebtedness for borrowed
     money (INCLUDING debt securities issued by Borrower or
     any of its Subsidiaries)                                        $_________

     MINUS (b) obligations with respect to the Earn Out
     Payments and accumulated amounts due under the
     Management Agreement and the Tax Agreement                      $_________

     PLUS (c) all interest bearing obligations                       $_________

----------
     (1) Insert maximum required ratio as set forth in Section 6.12 of the Loan Agreement, as as amended.

     (2) In calculating Total Funded Debt, the outstanding principal balance of the Revolving Commitment shall be deemed to equal (y) as of October 31, 2000, the average of the outstanding Revolving Usage as of October 31, 2000 and as of each of the last days of the two immediately preceding Fiscal Quarters, and (z) as of the last day of each subsequent Fiscal Quarter, the average of the outstanding Revolving Usage as of the last days of that Fiscal Quarter and the three immediately preceding Fiscal Quarters.

     PLUS (d) the aggregate amount of all Capital Lease
     Obligations                                                     $_________

     PLUS (e) all obligations in respect of letters of
     credit or other similar instruments for which Borrower
     or any of its Subsidiaries are account parties or are
     otherwise obligated                                             $_________

     PLUS (f) the aggregate amount of all Contingent
     Obligations and other similar contingent obligations of
     Borrower and its Subsidiaries with respect to any of
     the foregoing                                                   $_________

     PLUS (g) any obligations of Borrower or any of its
     Subsidiaries to the extent that the same are secured by
     a Lien on any of the assets of Borrower or its
     Subsidiaries                                                    $_________

     EQUALS TOTAL FUNDED DEBT [(a)-(b)+(c)+(d)+(e)+(f)+(g)]          $_________


EBITDA - COMPONENT CALCULATIONS

     EBITDA for the Test Period was calculated (without duplication) as follows, in each case as determined on a consolidated basis for Borrower and its Subsidiaries, in accordance with Generally Accepted Accounting Principles:

     (a) Net Income for the Test Period                              $_________

     PLUS (b) income tax expense (if any) for the Test Period        $_________

     PLUS (c) gross interest expense for the Test Period             $_________

     PLUS (d) depreciation for the Test Period                       $_________

     PLUS (e) non-cash amortization for the Test Period              $_________

     MINUS (f) extraordinary income and gains for the Test
     Period (other than proceeds of crop insurance settlements)     ($_________)

     MINUS (g) gains (or PLUS losses) on sales of fixed assets
     for the Test Period                                            ($_________)

     PLUS (h) accrued Management Fee Distributions and accrued
     Tax Agreement Amounts for the Test Period                       $_________

     EQUALS EBITDA [(a)+(b)+(c)+(d)+(e)-(f)-(g)+(h)]                 $_________

III. SECTION 6.13 - MINIMUM EBITDA. As of the Determination Date, EBITDA (as calculated in item II above) was $_______________.

                  MINIMUM REQUIRED:    $______________ (3)

IV. SECTION 6.14 - MINIMUM EBITDA PRIOR TO FARMING LOSSES. As of the Determination Date, the SUM OF EBITDA (as calculated in item II above) PLUS farming losses was $_______________.

                  MINIMUM PERMITTED:   $______________ (4)

V. SECTION 6.15 - FIXED CHARGE COVERAGE RATIO

     A. As of the Determination Date, beginning July 31, 2000, the Fixed Charge Coverage ratio (as calculated below) was ______: 1.00.

                  MINIMUM PERMITTED:    1.25: 1.00

THE FIXED CHARGE COVERAGE RATIO WAS COMPUTED AS FOLLOWS:

                  (a) the SUM OF:

                      (i) EBITDA for the Test Period(5)
                      (as calculated in item II above)                $________

                      MINUS (ii) Capital Expenditures (net
                      of any Indebtedness constituting
                      purchase money incurred to finance
                      those Capital Expenditures) for the
                      Test Period                                    ($________)

                      MINUS (iii) income taxes payable in
                      cash for the Test Period                       ($________)

-------

     3 Insert the applicable amount from Section 6.13 of the Loan Agreement, as amended.

     4 Insert the applicable amount from Section 6.14 of the Loan Agreement, as amended.

     5 PROVIDED that as of the last day of the Fiscal Quarters ending July 31, 2000 and October 31, 2000, the Fixed Charge Coverage Ratio shall be calculated for the period since the Closing Date.

                      MINUS (iv) Tax Gross- Up's Per the
                      Test Period                                     $________

                      MINUS (v) Management Fee Distributions
                      to the extent paid in cash                      $________

               DIVIDED BY (b) Fixed Charges for the Test
               Fiscal Quarter (as calculated below)                   $________

               EQUALS Fixed Charge Coverage Ratio [a/b]      ___: 1.00

FIXED CHARGES CALCULATION:

               (a) gross interest expense of Borrower and its
               Subsidiaries on a consolidated basis (paid or
               payable in Cash)                                       $________

               PLUS (b) scheduled principal payments of Borrower
               and its Subsidiaries on indebtedness for borrowed
               money and Capital Leases                               $________

               EQUALS Fixed Charges [(a)+(b)]                         $________

VI. SECTION 6.16 - CURRENT RATIO. As of the Determination Date, the ratio of (a) the consolidated current assets of Borrower and its Subsidiaries as of the Determination Date, to (b) the consolidated current liabilities of Borrower and its Subsidiaries as of the Determination Date (excluding accrual accounts for Earn Out Payments, Tax Agreement Amounts and Management Fee Distributions, but in any event including the Revolving Usage) (in each case determined in accordance with GAAP) was $_____________________.

               MAXIMUM PERMITTED: ____________(6)

VII. SECTION 6.17 - PROFITABILITY. The SUM OF Net Income of Borrower and its Subsidiaries for the Test Fiscal Quarter PLUS accrued but unpaid Management Fee Distributions of Borrower and its Subsidiaries for the Test Fiscal Quarter was $_____________________.

               MINIMUM PERMITTED: $_______________(7)

               PROFITABILITY FOR FISCAL QUARTER IMMEDIATELY
               PRECEDING THE TEST FISCAL QUARTER: $_______________

----------
     6 Insert applicable amount from Section 6.16 of the Loan Agreement, as amended.

     7 This sum shall not be less than zero for any two consecutive Fiscal Quarters (beginning with the two Fiscal Quarters ending April 30, 2000 and July 31, 2000).

VIII. SECTION 6.18 - MAXIMUM CAPITAL EXPENDITURES. As of the Determination Date, the aggregate amount of Capital Expenditures made by Borrower and its Subsidiaries during the current Fiscal Year was $_____________________.

               MAXIMUM PERMITTED: $_______________(8)

IX. SECTION 6.19 - MAXIMUM RESEARCH AND DEVELOPMENT EXPENDITURES. As of the Determination Date, the aggregate amount of research and development expenditures made by Borrower and its Subsidiaries during the current Fiscal Year was $_____________________.

               MAXIMUM PERMITTED: $1,500,000

X. SECTION 6.8 - INDEBTEDNESS AND CONTINGENT OBLIGATIONS. As of the Determination Date, the outstanding balance of Indebtedness and Contingent Obligations permitted by Section 6.8 is as follows.

               (a) Existing Indebtedness and Contingent
               Obligations disclosed on Schedule 6.8            $______________

               (b) Indebtedness and Contingent Obligations
               in favor of the Creditors under the Loan
               Documents                                        $______________

               (c) Indebtedness and Contingent Obligations
               arising from the endorsement of instruments
               for collection in the ordinary course of
               Borrower's business                              $______________

               (d) Indebtedness and Contingent Obligations
               consisting of the Approved Swap Agreement        $______________

               (e) Purchase money Indebtedness and
               obligations in connection with Capital Leases
               PROVIDED that the aggregate amount of such
               Indebtedness and Capital Leases incurred in
               any Fiscal Year does not exceed $500,000         $______________

               (f) Subordinated Obligations                     $______________

----------
     8 Insert the applicable amount from Section 6.18 of the Loan Agreement.

               (g) Deferred obligations under the Management
               Agreement and the Tax Agreement (subject to
               the subordination provisions contained in the
               Landec Guaranty)                                 $______________

               (h) Indebtedness and Contingent Obligations
               under initial or successive refinancings of
               any Indebtedness permitted under clauses (a)
               and (f) above, provided that the principal
               amount of any such refinancing does not
               exceed the principal amount of the
               Indebtedness being refinanced and the
               material terms and provisions of any such
               refinancing (including maturity, redemption,
               prepayment, default and subordination
               provisions) are no less favorable to the
               Lenders than the Indebtedness being
               refinanced                                       $______________

               (i) Indebtedness of Borrower with respect to
               the Secondary Partner Deferred Payments
               referred to in Section 2.6 of the Merger and
               Purchase Agreement                               $______________

XI. A review of the activities of Borrower and its Subsidiaries during the fiscal period covered by this Certificate has been made under the supervision of the undersigned with a view to determining whether during such fiscal period Borrower performed and observed all of its Obligations. To the best knowledge of the undersigned, during the fiscal period covered by this Certificate, all covenants and conditions have been so performed and observed and no Default or Event of Default has occurred and is continuing, with the exceptions set forth below in response to which Borrower has taken or proposes to take the following actions (if none, so state).

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

XII. The undersigned a Senior Officer of Borrower certifies that the calculations made and the information contained herein are derived from the books and records of Borrower and its Subsidiaries, as applicable, and that each and every matter contained herein correctly reflects those books and records.

XIII. To the best knowledge of the undersigned no event or circumstance has occurred that constitutes a Material Adverse Effect since the date the most recent Compliance Certificate was executed and delivered, with the exceptions set forth below (if none, so state).

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________


Dated: _______________

BUSH ACQUISITION CORPORATION,
a Delaware corporation



By: ______________________________
Name:
Title: